UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA	92037
(Address of principal executive offices)	(Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Report to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT
June 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Mundoval Fund Semi-Annual Report June 30, 2020

Dear Shareholders,

For the six months ended June 30, 2020, the Mundoval Fund (the “Fund”) returned -6.09% versus -5.77% for the MSCI World Index. Since the Fund’s inception date of September 3, 2004, the annualized rate of return for the Mundoval Fund is 6.85% versus 6.95% for the MSCI World Index. Net assets under management in the Fund as of June 30, 2020 were $22.89 million. During the six-month period ended June 30, 2020, shares of Banco do Brasil, BNP Paribas and KDDI Corporation were sold. During the same period, shares of Boeing were purchased for the Fund.

Positive factors impacting performance for the Fund during the six-month period ended June 30, 2020, included Teva Pharmaceuticals, Apple Inc., Reckitt Benckiser Group and Facebook. Negative factors impacting performance during the same period included ViacomCBS Inc., Valero Energy, Anheuser Busch Inbev and Citigroup, Inc. As of June 30, 2020, the Mundoval Fund owned shares of common stock in 31 companies, of which 66% were domestic stocks, 29% international and 5% net cash.

Global markets experienced extraordinary volatility during the first half of 2020, as the spread of the coronavirus led to the shutdown of significant portions of most major economies. In response to the rapid contraction in economic activity, global central banks around the world enacted emergency fiscal stimulus packages to stimulate the economy and supply liquidity to the credit markets.

Despite the widespread economic uncertainty caused by the pandemic, in the second quarter, the Standard & Poor’s 500 Index posted its best performance since 1998. The NASDAQ Composite Index gained more than 30% as Information Technology stocks continued to outperform during the second quarter.

According to MasterCard, U.S. e-commerce spending grew by 93% over the previous year due to a profound digital shift in consumer behavior during the pandemic. Nike Inc. confirmed that business in China had rebounded during the second quarter by offsetting closed store sales with online website orders while consumers were confined to their homes. The Walt Disney Company reported in May that it had retained more than 50 million subscribers to Disney+, its streaming service, as consumers spend more time streaming video during the pandemic. Google recently reported more than 2 billion users of its Gmail and YouTube video service while Apple confirmed more than 1.5 billion devices in active use by people around the world.

Thank you for your business and continued support.

Sincerely yours,

Arthur Q. Johnson, CFA
Portfolio Manager

2020 Semi-Annual Report 1

Mundoval Fund

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUALIZED RATE OF RETURN (%) FOR PERIODS ENDED JUNE 30, 2020.

June 30, 2020 NAV $20.68

	1 Year(A)	3 Years(A)	5 Years(A)	7 Years(A)	10 Years(A)
Mundoval Fund	7.54%	9.23%	6.79%	7.70%	9.36%
MSCI World Index(B)	2.84%	6.69%	6.89%	8.37%	9.94%

(A) 1 Year, 3 Years, 5 Years, 7 Years and 10 Years returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

The Fund’s Total Annual Operating Expense Ratio per the May 1, 2020 prospectus is 1.51% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2020 Semi-Annual Report 2

Expense Example (Unaudited)

Shareholders of the Fund incur ongoing expenses consisting solely of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2020 and held through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020
	January 1, 2020	June 30, 2020	to June 30, 2020

Actual	$1,000.00	$939.15	$7.23

Hypothetical	$1,000.00	$1,017.40	$7.52
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period ended June 30, 2020).

2020 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines (Unaudited)

Mundoval Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the SEC’s website at http://www.sec.gov.

Mundoval Fund
by Industry Sectors (as a percentage of Net Assets)
as of June 30, 2020
(Unaudited)

*Net Cash represents cash and cash equivalents and liabilities in excess of other assets.

2020 Semi-Annual Report 4

Mundoval Fund
		Schedule of Investments
		June 30, 2020 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft
1,000	The Boeing Company	$183,300	0.80%
Aircraft Engines & Engine Parts
4,000	Raytheon Technologies Corporation	246,480	1.08%
Beverages
4,000	Diageo PLC **	537,560
12,000	LVMH Moët Hennessy Louis Vuitton **	1,061,160
		1,598,720	6.98%
Biological Products, (No Diagnostic Substances)
1,200	Biogen Inc. *	321,060	1.40%
Cable & Other Pay Television Services
4,664	The Walt Disney Company	520,082
10,000	Viacom CBS Inc. Class B	233,200
		753,282	3.29%
Cigarettes
8,000	British American Tobacco PLC **	310,560	1.36%
Electronic Computers
8,000	Apple Inc.	2,918,400	12.75%
Fire, Marine & Casualty Insurance
1,600	Berkshire Hathaway Inc. Class B *	285,616	1.25%
Food and Kindred Products
6,000	Nestlé S.A. **	662,640	2.90%
Malt Beverages
3,500	Anheuser-Busch InBev SA/NV **	172,550	0.75%
National Commercial Banks
25,000	Bank of America Corporation	593,750
10,000	Citigroup, Inc.	511,000
		1,104,750	4.83%
Perfumes, Cosmetics & Other Toilet Preparations
5,000	The Estée Lauder Companies Inc. Class A	943,400	4.12%
Petroleum Refining
5,000	Valero Energy Corporation	294,100	1.28%
Pharmaceutical Preparations
16,000	Bayer Aktiengesellschaft **	297,920
12,000	Novo Nordisk A/S **	785,760
18,000	Roche Holding Ltd. **	780,840
30,000	Teva Pharmaceutical Industries Limited * **	369,900
		2,234,420	9.76%
Retail - Family Clothing Stores
12,000	The TJX Companies, Inc.	606,720	2.65%
Rubber & Plastics Footwear
8,000	NIKE, Inc.	784,400	3.43%
Security & Commodity Brokers, Dealers, Exchanges & Services
6,500	T. Rowe Price Group, Inc.	802,750	3.51%
Semiconductors & Related Devices
7,500	Taiwan Semiconductor Manufacturing Company Ltd. **	425,775	1.86%
Services - Business Services, NEC
1,800	Alibaba Group Holding Limited * **	388,260
10,000	MasterCard Incorporated Class A	2,957,000
		3,345,260	14.62%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 5

Mundoval Fund
		Schedule of Investments
		June 30, 2020 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Computer Programming, Data Processing, Etc.
700	Alphabet Inc. Class A *	$992,635
701	Alphabet Inc. Class C *	990,941
1,500	Facebook, Inc. *	340,605
		2,324,181	10.15%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
16,000	Reckitt Benckiser Group PLC **	295,920
10,000	Unilever PLC **	548,800
		844,720	3.69%
Sugar & Confectionery Products
4,500	The Hershey Company	583,290	2.55%
Total for Common Stocks (Cost - $10,562,463)		$21,746,374	95.01%
Money Market Funds
1,144,855	Invesco Short-Term Investments Trust Treasury
	Portfolio Institutional Class 0.08% ***	1,144,855	5.00%
	(Cost - $1,144,855)
	Total Investment Securities	22,891,229	100.01%
	(Cost - $11,707,318)
	Liabilities in Excess of Other Assets	(2,936)	-0.01%
	Net Assets	$22,888,293	100.00%

SUMMARY OF COMMON STOCKS BY COUNTRY
		% of Common
	Fair Value	Stocks
Belgium	172,550	0.79%
China	388,260	1.79%
Denmark	785,760	3.61%
France	1,061,160	4.88%
Germany	297,920	1.37%
Israel	369,900	1.70%
Switzerland	1,443,480	6.64%
Taiwan	425,775	1.96%
United Kingdom	1,692,840	7.78%
United States	15,108,729	69.48%
	$21,746,374	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The yield shown represents the 7-day yield at June 30, 2020.

The accompanying notes are an integral part of these
financial statements.

2020 Semi-Annual Report 6

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2020

Assets:
Investment Securities at Fair Value	$22,891,229
(Cost - $11,707,318)
Cash	17,075
Dividends Receivable	8,344
Total Assets	22,916,648
Liabilities:
Payable to Adviser	28,355
Total Liabilities	28,355
Net Assets	$22,888,293

Net Assets Consist of:
Paid In Capital	$11,353,754
Total Distributable Earnings	11,534,539
Net Assets, for 1,106,817 Shares Outstanding	$22,888,293
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($22,888,293/1,106,817 shares)	$20.68

Statement of Operations (Unaudited)
For the six month period ended June 30, 2020

Investment Income:
Dividends (Net of foreign withholding taxes of $14,589*)	$167,666
Total Investment Income	167,666
Expenses:
Management Fees	170,599
Total Expenses	170,599
Less: Expenses Waived	(328)
Net Expenses	170,271

Net Investment Loss	(2,605)

Net Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	114,353
Change in Net Unrealized Appreciation on Investments	(1,743,127)
Net Realized and Unrealized Loss on Investments	(1,628,774)

Net Decrease in Net Assets from Operations	$(1,631,379)

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 7

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2020	1/1/2019
	to	to
	6/30/2020	12/31/2019
From Operations:
Net Investment Income/(Loss)	$(2,605)	$67,442
Net Realized Gain on Investments	114,353	289,800
Change in Net Unrealized Appreciation on Investments	(1,743,127)	6,821,057
Increase/(Decrease) in Net Assets from Operations	(1,631,379)	7,178,299
From Distributions to Shareholders:	-	(129,872)
From Capital Share Transactions:
Proceeds From Sale of Shares	103,419	242,829
Shares Issued on Reinvestment of Dividends	-	129,872
Cost of Shares Redeemed	(871,264)	(2,085,213)
Net Decrease from Shareholder Activity	(767,845)	(1,712,512)

Net Increase/(Decrease) in Net Assets	(2,399,224)	5,335,915

Net Assets at Beginning of Period	25,287,517	19,951,602
Net Assets at End of Period	$22,888,293	$25,287,517

Share Transactions:
Issued	5,333	12,393
Reinvested	-	5,960
Redeemed	(46,832)	(107,224)
Net Decrease in Shares	(41,499)	(88,871)
Shares Outstanding Beginning of Period	1,148,316	1,237,187
Shares Outstanding End of Period	1,106,817	1,148,316

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2020		1/1/2019	1/1/2018	1/1/2017	1/1/2016	1/1/2015
	to		to	to	to	to	to
	6/30/2020		12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net Asset Value -
Beginning of Period	$22.02		$16.13	$17.63	$14.86	$13.33	$15.28
Net Investment Income/(Loss) (a)	0.00	+	0.06	0.03	0.04	0.07	0.07
Net Gain/(Loss) on Investments
(Realized and Unrealized)	(1.34)		5.94	(1.49)	2.76	1.53	(1.59)
Total from Investment Operations	(1.34)		6.00	(1.46)	2.80	1.60	(1.52)

Distributions (From Net Investment Income)	-		(0.06)	(0.04)	(0.03)	(0.07)	(0.06)
Distributions (From Realized Capital Gains)	-		(0.05)	-	-	-	(0.37)
Total Distributions	-		(0.11)	(0.04)	(0.03)	(0.07)	(0.43)

Net Asset Value -
End of Period	$20.68		$22.02	$16.13	$17.63	$14.86	$13.33
Total Return (b)	(6.09)%	*	37.23%	(8.29)%	18.86%	12.03%	(10.01)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$22,888		$25,288	$19,952	$23,915	$20,258	$18,752
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement (c)
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	-0.02%	**	0.29%	0.18%	0.22%	0.51%	0.44%
Portfolio Turnover Rate	1.59%	*	9.14%	7.11%	21.69%	31.49%	11.27%

* Not Annualized.                    ** Annualized
+ Per share amount less than +/- $0.005

(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(c) Effective May 1, 2017, the Adviser has agreed to waive a portion of its management fee. (Note 4)

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2020
(Unaudited)

1.) ORGANIZATION
The Mundoval Fund (the “Fund”) is a diversified series of the Mundoval Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund’s investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

2020 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

2020 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$21,746,374	$0	$0	$21,746,374
Money Market Funds	1,144,855	0	0	1,144,855
Total	$22,891,229	$0	$0	$22,891,229

The Fund did not hold any Level 3 assets during the six month period ended June 30, 2020.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2020.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. The Adviser has agreed to waive, without recoupment, a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2021 unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2021. For the six month period ended June 30, 2020, the Adviser earned management fees totaling $170,599, of which $28,355 was payable to the Adviser as of June 30, 2020. For the six month period ended June 30, 2020, the Adviser waived fees and/or reimbursed expenses in the amount of $328 with no recapture provision.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $0 each in Trustees fees by the Adviser for the six month period ended June 30, 2020. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $350,009 and $1,490,165, respectively. There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company

2020 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

Act of 1940. As of June 30, 2020, Arthur Q. Johnson and immediate family members, located at 7855 Ivanhoe Ave., Suite 210, La Jolla, California, beneficially held 67.63% of the Fund, and therefore may be deemed to control the Fund. Mr. Johnson is the President of the Adviser and serves as a Trustee of the Trust.

8.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at June 30, 2020 was $11,707,318. At June 30, 2020, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$11,483,986	($300,075)	$11,183,911

The tax character of distributions paid during the periods shown below were as follows:

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Ordinary Income	$ 0	$ 68,304
Long-Term Capital Gain	0	61,568
	$ 0	$ 129,872

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2020, the Fund had 27.53% of the value of its net assets invested in stocks within the Information Technology sector.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Semi-Annual Report 12

ADDITIONAL INFORMATION
June 30, 2020
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On February 24, 2020, the Board of Trustees (the “Trustees” or the “Board”) for the Mundoval Fund (the “Fund”) met to consider the renewal of the Management Agreement (the “Agreement”) between the Trust and the Adviser, on behalf of the Fund. Legal Counsel reviewed the memorandum provided, including the factors that the Board should evaluate in considering the continuance of the Agreement. Legal Counsel further explained that, in consideration of the continuance of the Agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the Agreement and determine whether it is fair to the Fund and its shareholders. Legal Counsel also explained that the Adviser has provided information to the Trustees necessary for evaluation of the continuance of the Agreement.

In reviewing the Agreement, the Board of Trustees received and reviewed materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund’s performance for various periods thru December 31, 2019, important factors relating to the Fund’s performance, the Adviser’s investment and research strategy, the Adviser’s strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser’s experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser’s Form ADV, internal compliance policies and financial statements. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds.

As to the performance of the Fund, the Trustees reviewed the materials from the Adviser, which included information regarding the Fund’s performance compared to a peer group of similar funds and the world stock category average. The Trustees reviewed materials showing specific returns comparing the Fund to its peer group, its benchmark index, and category average for the 1-year, 5-year, 10-year and since inception (September 3, 2004) periods ended December 31, 2019. The Trustees noted that (i) for the 1-year period ended December 31, 2019, the Fund outperformed the MSCI World Index, world stock category and the peer group; (ii) for the 5-year annualized period ended December 31, 2019, the Fund underperformed the peer group and the MSCI World Index and outperformed the world stock category and the peer group; (iii) for the 10-year annualized period ended December 31, 2019, the Fund underperformed the world stock category and the MSCI World Index and outperformed the peer group; and (iv) the Fund trailed the Index’s performance since inception. The Trustees noted that the Fund’s short-term comparative performance had improved and that its long-term performance was relatively comparative overall. The Trustees noted that for each period reported the Fund’s performance was within the range of its peer group and the world stock category funds performances. The Trustees understood the sources of the outperformance and underperformance over various periods and were satisfied with the Adviser’s management of the Fund. The Trustees then reviewed the performance of other accounts managed by the Adviser with a comparable mandate.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser’s experience and capabilities. Representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser’s financial condition, the portfolio manager’s background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed the Adviser's ADV and the 17j-1 certifications with the Board. Representatives of the Adviser also discussed the Adviser’s

2020 Semi-Annual Report 13

Additional Information (Unaudited) - continued

financial stability. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate and believes that the Adviser has the resources to meet its obligations under the Agreement. They noted that the Adviser continued to provide excellent portfolio management and compliance services.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially all operating expenses of the Fund. Additionally, the Trustees considered that the Adviser provides the Fund with officers, including the CCO, marketing support and office space. Representatives of the Adviser reviewed a summary of the Adviser’s profitability resulting from the services provided to the Fund for the period since the last renewal. The analysis showed the net profits from portfolio advisory services as well as the overall slight profit related to the Fund. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds. The Board noted that overall, the Adviser was properly incentivized to continue to provide robust services.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the world stock category and the Fund’s peer group, including a comparison of funds with similar asset ranges. It was noted that while the Adviser’s management fee was the highest in the peer group and at the high end of the world stock category, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund’s expenses out of the management fee. The Board noted that the effective net management fee after payment of direct expenses was reasonable. The Trustees further noted that the Fund is within the range of the world stock category and peer group for annual report net expense ratio and prospectus net expense ratio. Finally, the Trustees reviewed information regarding fees charged by the Adviser for other comparable accounts. The Board reviewed the fees paid to the Adviser for separately managed accounts. It was noted that the fee was less than that charged to the Fund. However, it was noted that the Adviser does not provide the same comprehensive level of services to separate accounts as is provided to the Fund. Furthermore, the Board noted that the effective management fee rate after the Adviser pays expenses for the Fund was acceptable. Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser voluntarily agreed to waive a portion of its management fee so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million through April 30, 2020. A representative of the Adviser noted that he anticipates extending the waiver through April 30, 2021. The Trustees concluded that breakpoints were unnecessary because of the expense limitation agreement voluntarily entered into by the Adviser.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with that the Adviser was taking appropriate steps to address the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser were consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were reasonable and that the Adviser profitability was acceptable. The Trustees agreed that economies of scale will benefit shareholders as the Fund grows. Therefore, it was the consensus of the Trustees, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

2020 Semi-Annual Report 14

Board of Trustees
Martha G. Dennis, PhD.
Paul J. Dostart
Selwyn Isakow
Arthur Q. Johnson

Investment Adviser
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Dr., Suite C
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115-1877

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 25, 2020

By: /s/ Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: Aug. 25, 2020